2Q 2010 Earnings Conference Call
August 5, 2010
Exhibit 99.1

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities
Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,”
“could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
❑Increasing competition in the communications industry; and
❑A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the Company’s
SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company.
The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Chris French
CEO and President

2Q ‘10 Highlights
❑ Cable
 ▶ Acquisitions - Acquisition of Jet Broadband; closed on July 30th
 ▶ Sales Momentum - 2Q 2010 net RGU additions of 1,873; RGU growth of 7%
 ▶ Triple Play - High Speed data now available to 59% and voice to 40% of video homes passed
❑ Wireless
 ▶ Prepaid - purchased the right to a share of revenues from approximately 50,000 current Virgin Mobile customers and began offering Boost and Virgin Mobile service in
 July
 ▶ 3G/4G - now selling 3G/4G data cards and handsets
❑ Other
 ▶ Pension - Final distribution of Defined Benefit Pension Plan assets

2Q ‘10 Highlights
❑ Net Income - Net income of $4.6 million
❑ Operating results - Net income from
 continuing operations of $4.5 million
❑ Cost of Pension Closing/Curtailment - $3.8
 million before tax and $2.2 million after tax
Net Income
(in millions)
Net Income from Continuing Operations (in
millions)

211.5
216.0
222.8
227.4
12/31/2008
6/30/2009
12/31/2010
6/30/2010

2Q ’10 Wireless Highlights
■ Steady Wireless growth - customers up 5%
 in the last year
■ Quarterly churn improves - Q2 ‘10
 churn of 1.7% compared to 2.1% for Q2 ‘09 and
 1.9% for Q1 ’10
PCS Postpaid Customers (000s)

Adele Skolits
CFO and VP of Finance

EPS
Earnings per Share from Continuing Operations
■ Solid Earnings- EPS of $.19 in 2Q ’10, the
 pension impact was $.09

SHENTEL

	Quarter Ended		
	6/30/09	6/30/10	Change
Operating Income	$11.6	$7.8	($3.8)
Depreciation and Amortization	8.1	8.4	0.3
OIBDA	$19.7	$16.2	($3.5)
Share Based Compensation	$0.2	$0.1	(0.1)
Pension settlements/curtailments		$3.8	3.8
Acquisition costs		$0.2	0.2
Adjusted OIBDA	**$19.9**	**$20.3**	**$0.4**

Profitability
Adjusted OIBDA for the Quarter ($ millions)

SHENTEL

	Wireless		Wireline		Cable	
	2Q '09	2Q '10	2Q '09	2Q '10	2Q '09	2Q '10
Operating Income	$ 11.2	$ 9.9	$ 2.8	$ 2.6	$ (1.4)	$ (3.7)
Depreciation and Amortization	5.0	5.3	2.2	1.9	0.9	1.1
OIBDA	16.2	15.2	5.0	4.5	(0.5)	(2.6)
Share Based Compensation	0.1	0.1	-	-	-	0.1
Pension settlements/curtailments	-	1.0		2.0		0.6
Acquisition costs	-	-				0.2
Adjusted OIBDA	$ 16.3	$ 16.3	$ 5.0	$ 6.5	$ (0.5)	$ (1.7)

Adjusted OIBDA by Segment

Covenant	7/30/10 to 3/31/2011	4/1/11 to 12/31/12	1/1/13 to 12/31/13	1/1/14 and thereafter
Maximum:				
Total Leverage Ratio	3.0x	2.5x	2.0x	
Minimum:				
Debt Service Coverage Ratio	2.25x		2.5x	
Equity to Assets Ratio	.35:1.0			
Fixed Charge Coverage Ratio	.8x		.9x	1.0x
Liquidity Balance	$15m

New Debt Facility
■ Floating Rate Term Loan
 ➢ Facility size - $189.8 million
 ➢ Interest Rate - Floating at LIBOR + 3.5%, initially; no LIBOR floor
 ➢ Repayment - 5% per annum beginning 4Q’10, increasing to 10% per annum 4Q’11
 ➢ Covenants - Maintenance
■ Revolver - $50 million, with $30 million available at closing, undrawn
■ Fixed Rate Term Loan - $8.0 million at a rate of 7.37% repaid by August 2013

Earle MacKenzie
EVP and COO

211.5
216.0
222.8
227.4
12/31/2008
6/30/2009
12/31/2010
6/30/2010

Key Operational Results - Wireless
PCS Postpaid Customers (000s)

14,936
14,177
2Q'09
2Q'10

3,013
2,911
2Q'09
2Q'10

Key Operational Results - Wireless
Gross Additions
Net Additions
■ Decrease in churn from 2.1% in
 Q2 ’09 to 1.7% in Q2 ’10
■ Small decrease in net adds

Voice
Data
$55.85
$54.77
$18.35
$20.61
$37.50
$34.16
2Q '09
2Q '10

Key Operational Results - PCS
Gross Billed Revenue per User - Data & Voice 1
1 - Before Service credits, bad debt, Sprint Nextel fees. See reconciliation of Non-GAAP financial measures on slide 24

Total Up 3%
$5.3
$1.6
$3.3
$25.7
Net Up 2%
$5.8
$1.4
$3.7
$26.3
2Q'09
2Q '10
Management & Service Fees*
Bad Debt
Service Credits
Net Revenue

PCS Revenues
Gross Billed Revenues ($ millions)
$36.0
$37.1
*-Please note the Net Service Fee percentage increased from 8.8% to 12% effective
6/1/10

PCS Customers Top Picks Q2 2010
■ Top Service Plans - 55% of Gross Adds
 ▶ Everything Data Family 1500 -
 40%
 ▶ Everything Messaging Family 1500
 - 8%
 ▶ Everything 450 - 7%
■ Top Devices - Shentel Controlled
 Channels
 ▶ Blackberry 8530 - 16%
 ▶ Samsung Seek - 9%
 ▶ Sanyo 2700 - 8%
 ▶ LG Rumor 2 - 8%
 ▶ Samsung Moment - 6%
 ▶ Mobile Data Cards - 8%

SHENTEL

EVDO
Total
411
432
476
483
211
278
334
346
12/31/2008
6/30/2009
12/31/2009
6/30/2010

Meeting PCS Customer Needs
■ Reaching end of major expansion in
 sites and EVDO
■ Expanded data offering
 ▶ Over 95% POP’s with EVDO
 coverage
■ Future investments success based or
 maintenance related
Number of Cell Sites

24.0
23.7
24.4
24.0
12/31/2008
6/30/2009
12/31/2009
6/30/2010

4.9
9.9
4.4
10.5
3.4
11.0
2.7
11.7
12/31/2008
6/30/2009
12/31/2009
6/30/2010
Dial-Up
DSL

Key Operational Results - Wireline
■ Modest access line loss
■ Improved broadband
 penetration to 49%
■ 11% growth in DSL customers
 since 6/30/09
Access lines (000s)
Internet Customers (000s)

SHENTEL

1,873
1,172
935
(69)
(38)
(279)
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10

Key Operational Results - Cable
■ Upgrades continue to result in
 substantial RGU growth
■ HSD now available to 82% of homes
 passed in acquired markets
■ Voice service launched in Q1,
 available to 69% of homes passed in
 acquired markets
Cable Segment Net RGU Growth*
*- Net RGU Growth excludes 1,754 RGU’s sold in Q4’09”

Key Operational Results - Cable
	12/31/08	6/30/09	12/31/09	6/30/10
Video
Homes Passed	64,365	64,365	56,268	56,395
Penetration	38.9%	38.5%	40.5%	41.2%
High-speed Internet
Available Homes	19,405	19,405	25,748	33,301
Penetration	5.80%	6.7%	8.10%	11.5%
Voice
Available Homes	-	-	-	27,914
Penetration	n/a	n/a	n/a	2.9%
Note: Video homes passed includes 16K homes located in Shenandoah County, VA, where internet and voice services are not available from the cable company.

Wireless
Wireline
Cable
Other
JetBB Acquisition
$65.6
$9.5
$0.5
$20.0
$45.1
$53.2
$3.5
$13.5
$8.7
$27.5
$52.2
$11.1
$3.1
$12.1
$13.5
$12.4
Cable
$0.2
$29.1
$7.0
$8.1
$13.8
2007
Actual
2008
Actual
2009
Actual
2010
Estimated

Investing in the Future
■ Wireless expansion slows to success-
 based coverage & capacity adds in
 2010
■ Complete program to increase
 broadband speeds to 10 MB+ in LEC
 area
■ Increased miles and capacity of fiber
■ Complete upgrade of existing cable
 systems to 2-way to provide triple
 play of services
■ Initial JetBB upgrades
Capex Spending

Q&A

Appendix

Non-GAAP Financial Measure - Billed Revenue per Subscriber
Dollars in thousands (except subscribers and revenue per subscriber)
	2Q '09	2Q '10
Gross billed revenue

Wireless segment total operating revenues	$29,060	$30,031
Equipment revenue	(1,169)	(1,287)
Other revenue	(2,190)	(2,480)
Wireless service revenue	25,701	26,264
Service credits	3,310	3,714
Write-offs	1,564	1,381
Management fee	2,529	2,606
Service fee	2,782	3,213
Gross billed revenue	35,886	37,178

Average subscribers	214,208	226,259

Billed revenue per subscriber	$55.84	$54.77